EXHIBIT 10.3

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR ANY OTHER LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER LAWS. NEITHER THE SECURITIES EVIDENCED BY THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                             STOCK PURCHASE WARRANT
                              Warrant No. 2004 -___

                                                        _______________ __, 2004

      Immtech International, Inc., a Delaware corporation ("Company") hereby grants __________________________ (Warrant Holder"), on the terms and conditions set forth below, the right to purchase from the Company at any time during the Exercise Period (hereinafter defined) up to ________ fully-paid and non-assessable shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") at the Exercise Price (hereinafter defined).

Section 1.  Definitions.

      "Aggregate Exercise Price" means the Exercise Price multiplied by the total number of shares of Common Stock for which this Warrant is being exercised.

      "Exercise Date" means the date this Warrant, the Exercise Notice and the Aggregate Exercise Price are received by the Company.

      "Exercise Notice" means the form attached hereto as Exhibit A, duly executed by the Warrant Holder.

      "Exercise Period" means the period beginning on the date of issuance of this Warrant and continuing until the fifth anniversary; provided that (i) if the Company exercises its right to redeem this Warrant pursuant to Section 5 hereof the Exercise Period shall end on such date of redemption and (ii) the Exercise Period shall terminate upon any attempted transfer of this Warrant without the prior written consent of the Company's Board of Directors.

      "Exercise Price" is $16.00 per share of Common Stock.

      "Fair Market Value" means the volume weighted average of the Company's Common Stock for the 10 days preceding the date of issuance of this Warrant.

      "Warrant" means the right to purchase shares of Common Stock granted by this warrant.

      "Warrant Shares" means shares of Common Stock issuable upon exercise of this Warrant.

Section 2.  Exercise. (a) This Warrant may be exercised by the
Warrant Holder, in whole or in part, at any time and from time to time during the Exercise Period by the delivery to the Company at the address set forth in
Section 10 hereof this Warrant, the Exercise Notice duly executed by the Warrant Holder and the Aggregate Exercise Price.

            (b) Subject to paragraph (c) below, payment of the Aggregate Exercise Price shall be made by check or bank draft payable to the order of the Company or by wire transfer to an account designated by the Company.

            (c) In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of Warrant Shares for which the Warrant is exercised, and the Company, at its expense, shall issue and deliver to the Warrant Holder a new Warrant in the name of the Warrant Holder, reflecting the reduced number of Warrant Shares.

Section 3. Delivery of Stock Certificates. (a) Subject to the terms and conditions of this Warrant, promptly after the exercise of this Warrant in full or in part, the Company will cause to be issued in the name of and delivered to the Warrant Holder, or as the Warrant Holder may lawfully direct, a certificate or certificates for the number of validly issued, fully paid and non-assessable Warrant Shares to which the Warrant Holder is entitled upon such exercise, together with any other stock or other securities or property (including cash, where applicable) to which the Warrant Holder is entitled in accordance with the provisions hereof.

            (b) This Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Warrant would result in the right to acquire a fractional share, then such fractional share shall be considered a whole share and shall be added to the number of Warrant Shares issuable to the Warrant Holder upon exercise of this Warrant.

Section 4. Representations, Warranties and Covenants of the Company. (a) The Company will take all necessary action as may be required and permitted for the legal and valid issuance of this Warrant and the Warrant Shares to the Warrant Holder.

            (b) The Warrant Shares, when issued in accordance with the terms hereof, will be duly authorized and, when paid for or issued in accordance with the terms hereof, will be validly issued, fully paid and non-assessable.

            (c) The Company has authorized and reserved for issuance to the Warrant Holder the requisite number of shares of Common Stock to be issued pursuant to this Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery as Warrant Shares hereunder, such shares of Common Stock as shall from time to time be issuable as Warrant Shares, and will accordingly adjust the number of such shares of Common Stock promptly upon the occurrence of any of the events specified in Section 5 hereof.

Section 5. Redemption. At any time after the first anniversary of the date hereof if the Company's Common Stock closes above $18.00 of the Exercise Price for 20 consecutive "trading days" (days the principal exchange on which the Common Stock is traded is open for business or, if the Common Stock is no longer traded on an exchange, business days), the Company may redeem any unexercised portion of this Warrant for a redemption fee of $0.10 per share ("Redemption Fee"). At least 20 trading days prior to the date fixed for the redemption the Company shall mail written notice to each Warrant Holder at his address last shown on the records of the Company, notifying such holder of the redemption, specifying the date of the redemption ("Redemption Date") and the date on which such holder's exercise rights terminate (which shall be no more than 5 business days prior to the Redemption Date) and calling upon such holder to surrender to the Company, in the manner and at the place designated, his Warrant, to the extent unexercised. From and after the Redemption Date, the Warrant Holder shall have no rights with respect of the Warrant except the right to receive the Redemption Fee without interest upon surrender of his Warrant.

Section 6. Rights As Stockholder. Prior to exercise of this Warrant, the Warrant Holder shall have no rights as a stockholder of the Company with respect to the Warrant Shares, including the right to vote such shares, receive dividends or other distributions, or be notified of stockholder meetings.

Section 7. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any of the foregoing, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

Section 8. Restricted Securities. The securities evidenced by this Warrant have not been registered under the U.S. Securities Act of 1933, as amended, or any other laws and have been issued in reliance upon an exemption from the registration requirements of the Securities Act and such other laws. Neither the securities evidenced by this certificate nor any interest or participation herein may be offered, sold, assigned, transferred, pledged, encumbered, hypothecated or otherwise disposed of except pursuant to an effective registration statement under the Securities Act or in a transaction exempt from, or not subject to, the registration requirements of the Securities Act. Any replacement Warrants issued pursuant to Sections 2 or 8 hereof and any Warrant Shares issued upon exercise hereof, shall bear the legend set forth at the head of this Warrant. Such legend shall only be removed in the event that the security which would otherwise bear such legend is registered pursuant to the Securities Act and the party seeking to remove such legend provides the Company with an opinion of counsel, which opinion shall be satisfactory to the Company, stating the removal of such legend is appropriate.

Section 9. Registration Rights. The Company will use commercially reasonable efforts to register the Warrant Shares on Form S-3 pursuant to the Securities Act and to keep such registration effective for the lesser of (i) 12 months from the date of issuance or (ii) until such time as all Warrant Shares have been sold. The Company shall file, or amend, a Form S-3 registration statement to effect the registration of the Warrant Shares within 180 business days from the Closing Date ("Registration Date").

Section 10. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and shall be deemed duly given upon receipt, on the fifth business day thereafter if deposited in the mail or upon confirmation of transmission if transmitted by electronic means. The addresses and facsimile numbers for such communications shall be:

if to the Company:      Immtech International, Inc.
                        150 Fairway Drive, Suite 150
                        Vernon Hills, IL 60061

Attention:              T. Stephen Thompson, Chief Executive Officer
                        Telephone: (847) 573-0033
                        Facsimile: (847) 573-8288

if to Warrant Holder:   [Name]
                        [Address]
                        Telephone: (xxx) xxx-xxxx
                        Facsimile: (xxx) xxx-xxxx

      Either party hereto may from time to time change its address or facsimile number for notices under this Section 10 by giving written notice of such change to the other party hereto.

Section 11. Miscellaneous.

            (a) Headings. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

            (b) Applicable Law. This Warrant shall be governed by the internal laws of the State of New York, without giving effect to the conflicts of law provisions thereof.

            (c) Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

            (d) Entire Agreement. This Warrant constitutes the entire agreement among the parties with respect to the subject matter hereof. No amendment to this Warrant shall be effective unless in writing signed by the party against which enforcement of such is sought.

            (e) Dispute Resolution. If the parties hereto are unable to resolve any dispute under this Warrant by negotiations, the dispute shall be exclusively settled by confidential arbitration under the then current Commercial Arbitration Rules of the American Arbitration Association in New York City by three arbitrators, one selected by the Company, one by the Warrant Holder and the third by the two so selected. Judgment upon any arbitrators' award may be entered in any court having jurisdiction. The arbitrators shall have no authority to amend this Warrant.

      IN WITNESS WHEREOF, this Warrant was duly executed by the undersigned as of the date first set forth above.

                                       IMMTECH INTERNATIONAL, INC.

                                       By:______________________________________
                                          Name:  T. Stephen Thompson
                                          Title:  President and Chief
                                          Executive Officer

                              WARRANT EXERCISE FORM
                           IMMTECH INTERNATIONAL, INC.

      The undersigned ("Warrant Holder") hereby irrevocably exercises the right to purchase __________________ shares of Common Stock, $0.01 par value, of Immtech International, Inc., an entity organized and existing under the laws of the State of Delaware (the "Company"), evidenced by the attached Warrant, and herewith makes payment of the Aggregate Exercise Price for such shares in full in the form of (check the appropriate box) (i) by certified or bank check in the amount of $________ per Share and the aggregate amount of $___________ or (ii) by wire transfer of immediately available funds to an account designated by the Company.

      By delivering this notice, the undersigned agrees to be subject to the terms and conditions of the attached Warrant.

      The undersigned requests that stock certificate(s) for the Shares to be issued pursuant to this Warrant Exercise Form, and any Warrant representing any unexercised portion hereof be issued, in the name of the Warrant Holder and delivered to the undersigned at the address set forth below and be registered on the books and records of the Company with the transfer agent.

Dated: ____________________




_______________________________________
Signature of Warrant Holder



_______________________________________
Name of Warrant Holder (Print)



_______________________________________
Address



                                     NOTICE

      The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration, enlargement or any other change whatsoever.